Exhibit 11.1

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ContiFinancial Corporation
- --------------------------
First Quarter F97                                                                                 Weighted
- -----------------               PRIMARY                                             Weighting     Avg Shares
                                -------
   Continental Grain Shares                                         35,918,421        100.00%    35,918,421

   New shares issued                                                 7,130,000        100.00%     7,130,000

   Effect of Restricted Shared
      Assumed Proceeds
        Average unamortized deferred compensation
           Restricted Shares                                         1,330,532
           Offering Price                                               $21.00
                                                                 --------------
           Total Value of Restricted Shares                        $27,941,172
           Value at End of Year 1.25 based on 5 year plan               75.00%
                                                                 --------------
           Annual Cost                                             $20,955,879
                                                                 --------------
           Average Unamortized Deferred Premium                    $24,448,526
                                                                 ==============
        Tax benefits credited to capital on assumed exercise
           Restricted Shares                                         1,330,532
           Average Market Price (qtr)                                $30.79400
                                                                 --------------
           Total Value                                             $40,972,402
                                                                 ==============
           Tax effect                                               16,798,685
           Tax effect of compensation                               11,455,881
                                                                 --------------
           Excess                                                    5,342,804
                                                                 ==============
        Total assumed proceeds                                      29,791,330
                                                                 ==============

      Repurchase Shares on Open Market
        Total assumed proceeds                                     $29,791,330
        Average Market Price                                         $30.79400
                                                                 --------------
           Number of Shares                                            967,439
                                                                 ==============
      Incremental Shares Considered to be Outstanding
        Restricted Shares                                            1,330,532
        Repurchase Shares                                              967,439
                                                                 --------------
           Incremental Shares                                          363,093        100.00%       363,093
                                                                 ==============

   Effect of Options
      Assumed Proceeds
        Exercise of all options
           Granted Options                                           2,623,500
           Offering Price (blended rate)                                $21.11
                                                                 --------------
           Estimated Proceeds on excercising options               $55,382,085
                                                                 ==============
        Tax benefits credited to capital on assumed exercise
           Granted Options                                           2,623,500
           Issue price                                                  $21.11
           Average Market Price                                      $30.79400
                                                                 --------------
           Estimated compensation                                  $25,405,974
           Tax effect                                               10,416,449
                                                                 --------------
        Total assumed proceeds                                     $65,798,534
                                                                 ==============

      Repurchase Shares on Open Market
        Total assumed proceeds                                     $65,798,534
        Average Market Price                                         $30.79400
                                                                 --------------
           Number of Shares                                          2,136,732
                                                                 ==============
      Incremental Shares
        Granted options                                              2,623,500
        Repurchase shares                                            2,136,732
                                                                 --------------
           Incremental Shares                                          486,768        100.00%       486,768
                                                                 ==============

                                                                                               ------------
Weighted Average Shares                                                                          43,898,281
                                                                                               ============
Net Income                                                                                       19,433,000
                                                                                               ============
Primary EPS                                                                                           $0.44
                                                                                               ============
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Exhibit 11.1
- ------------
ContiFinancial Corporation
- --------------------------
First Quarter F97                                                                               Weighted
- -----------------           FULLY DILUTED                                       Weighting     Avg Shares
                            -------------

   Continental Grain Shares                                         35,918,421        100.00%    35,918,421

   New shares issued                                                 7,130,000        100.00%     7,130,000

   Effect of Restricted Shared
      Assumed Proceeds
        Unamortized deferred compensation
           Restricted Shares                                         1,330,532
           Offering Price                                               $21.00
                                                                 --------------
           Total Value of Restricted Shares                       $27,941,172
           Value at End of Year 1.25 based on 5 year plan               75.00%
                                                                 --------------
           Unamortized Deferred Comp at end of year                $20,955,879
                                                                 ==============
        Tax benefits credited to capital on assumed exercise
           Restricted Shares                                         1,330,532
           QTR end Price                                                $29.50
                                                                 --------------
           Total value                                             $39,250,694
                                                                 ==============
           Tax effect (@41%)                                       $16,092,785
           Tax effect for compensation                             $11,455,881
                                                                 --------------
           Excess                                                   $4,636,904
                                                                 ==============
        Total assumed proceeds                                     $25,592,783
                                                                 ==============

      Repurchase Shares on Open Market
        Assumed Proceeds                                           $25,592,783
        QTR end price                                                   $29.50
                                                                 --------------
           Number of Shares                                            867,552
                                                                 ==============
      Incremental Shares Considered to be Outstanding
        Restricted Shares                                            1,330,532
        Repurchase Shares                                              867,552
                                                                 --------------
           Incremental Shares                                          462,980        100.00%       462,980
                                                                 ==============

   Effect of Options
      Assumed Proceeds
        Exercise of all options
           Granted Options                                           2,623,500
           Estimated Offering Price                                     $21.11
                                                                 --------------
           Estimated Proceeds on exercising options                $55,382,085
                                                                 ==============
        Tax benefits credited to capital on assumed exercise
           Granted Options                                           2,623,500
           Issue price                                                  $21.11
           QTR End Price                                                $29.50
                                                                 --------------
           Estimated compensation                                  $22,011,165
           Tax effect                                                9,024,578
                                                                 --------------
        Total assumed proceeds                                     $64,406,663
                                                                 ==============

      Repurchase Shares on Open Market
        Total assumed proceeds                                     $64,406,663
        Higher of: QTR end Market Price/Avg Mkt price                $30.79400
                                                                 --------------
           Number of Shares                                          2,091,533
                                                                 ==============
      Incremental Shares
        Granted options                                              2,623,500
        Repurchase shares                                            2,091,533
                                                                 --------------
           Incremental Shares                                          531,967        100.00%       531,967
                                                                 ==============

                                                                                               ------------
Weighted Average Shares                                                                          44,043,368
                                                                                               ============
Net Income                                                                                       19,433,000
                                                                                               ============
Primary EPS                                                                                           $0.44
                                                                                               ============
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